Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002
     The certification set forth below is being submitted in connection with the annual report of QuinStreet, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2010, as filed with the Securities and Exchange Commission (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.
     Douglas Valenti, the Chief Executive Officer and Kenneth Hahn, the Chief Financial Officer of the Company, each certifies that:
1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: September 13, 2010

/s/ Douglas Valenti
Name:	Douglas Valenti
Chairman and Chief Executive Officer

/s/ Kenneth Hahn
Name:	Kenneth Hahn
Chief Financial Officer